Exhibit 99.1

Greenpro Signs $5 Million Loan Agreement

Hong Kong, June 16, 2020 (ACCESSWIRE) – Greenpro Capital Corp. (Nasdaq: GRNQ) (the “Company”) today confirmed that it has entered into a definite loan agreement with an institutional investor pursuant to which the Company will issue in a private placement a five (5) year convertible note in the principal amount of $5 million. Pursuant to the loan agreement, the Company will pay an annual 3% coupon and the loan is convertible into restricted shares of the Company’s common stock at maturity under certain circumstances.

The loan transaction is expected to close within 30 days, subject to standard closing conditions.

CEO CK Lee said, “We are pleased to announce that the Company has entered into the loan agreement for the funding of the $5 million note which is a significant step to enable our growth into a profitable and valuable conglomerate. Our intention is to dividend a portion of our assets on a regular basis to reward our shareholders”.

About Greenpro Capital Corp.

Headquartered in Hong Kong with strategic offices across Asia, Greenpro Capital Corp. (Nasdaq: GRNQ) is a business incubator and multinational conglomerate with a diversified business portfolio comprising finance, technology, banking, CryptoSx for STOs, health and wellness, fine art, etc. With 30 years of experience in various industries, Greenpro has been assisting and supporting businesses and High-Net-Worth-Individuals to capitalize and securitize their value on a global scale through the provision of cross-border business solutions, spinoffs on major stock exchanges and accounting outsourcing services to small and medium-size businesses located in Asia. The comprehensive range of cross-border business services include, but are not limited to, trust and wealth management, listing advisory services, transaction services, cross-border business solutions, record management services, accounting outsourcing services and tax advisory services. We also operate venture capital businesses, including business development for start-ups and high growth companies, covering finance, technology, FinTech, and health and wellness. For further information regarding the Company, please visit http://www.greenprocapital.com.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and business strategy. The words or phrases “plans,” “would be,” “will allow,” “intends to,” “may result,” “are expected to,” “will continue,” “anticipates,” “expects,” “estimate,” “project,” “indicate,” “could,” “potentially,” “should,” “believe,” “think,” “considers” or similar expressions are intended to identify “forward-looking statements.” These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

GRNQ has 59.16 million shares issued with 4.88 million shares in the float.

Gilbert Loke, CFO, director

Greenpro Capital Corp.

Email: ir.hk@greenprocapital.com

Phone: +852-3111 7718

Contact Dennis Burns. Investor Relations.

Tel (567) 237-4132

dburns@nvestrain.com

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